UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2005

Southeastern Bank Financial Corporation
(Exact name of registrant as specified in charter)

Georgia	0-24172	58-2005097
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

3530 Wheeler Road, Augusta, GA	30909
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (706) 738-6990

Georgia Bank Financial Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Registrant adopted the following amendment to its articles of incorporation effective July 12, 2005:

“The Corporation hereby amends its articles of incorporation by deleting Article One in its entirety and inserting in lieu thereof a new Article One as follows:

ARTICLE ONE

The name of the corporation is Southeastern Bank Financial Corporation.”

Item 8.01.	Other Events

On July 12, 2005, the Registrant issued a press release announcing the name change described above and describing its plans for strategic expansion. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated July 12, 2005.*

__________________________
*	Not to be deemed “filed” for purposes of liability under Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHEASTERN BANK FINANCIAL
CORPORATION

By:
Dated: July 12, 2005
/s/ Ronald L. Thigpen
Name: Ronald L. Thigpen
Title: Executive Vice President
and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 12, 2005